                                     FORM OF
                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                           CO-ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS,
                           THE NORTHERN TRUST COMPANY
                                       AND
                                    PFPC INC.
                              DATED ________, 2001


Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Money Market Fund                               Global Fixed Income Fund (formerly known as the
U.S. Government Money Market Fund               International Fixed Income Fund)
U.S. Government Select Money Market Fund        High Yield Municipal Fund
Tax-Exempt Money Market Fund                    High Yield Fixed Income Fund
Municipal Money Market Fund                     Income Equity Fund
California Municipal Money Market Fund          Stock Index Fund
U.S. Government Fund                            Large Cap Value Fund
Short-Intermediate U.S. Government Fund         Growth Equity Fund
Intermediate Tax-Exempt Fund                    Select Equity Fund
California Intermediate Tax-Exempt Fund         Mid Cap Growth Fund
Florida Intermediate Tax-Exempt Fund            Small Cap Index Fund
Fixed Income Fund                               Small Cap Value Fund (formerly known as the Small Cap Fund)
Tax-Exempt Fund                                 Small Cap Growth Fund
Arizona Tax-Exempt Fund                         Growth Opportunities Fund
California Tax-Exempt Fund                      International Growth Equity Fund
                                                International Select Equity Fund
                                                Technology Fund
                                                Blue Chip 20 Fund
                                                Global Communications Fund
                                                Value Fund


All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN FUNDS                             NORTHERN TRUST COMPANY

By:                                        By:
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Title:                                     Title:
      --------------------------------           -------------------------------
Date:                                      Date:
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PFPC INC.

By:
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Title:
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Date:
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